BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), as Agent
                               100 Federal Street
                                Boston, MA 02110



                                                                    May 21, 1997

Allou Health & Beauty Care, Inc.
  and its Subsidiaries
50 Emjay Boulevard
Brentwood, NY 11717


           Re: Fifth Amendment to Second Restated and Amended Revolving Credit and Security Agreement, dated as of June 6, 1996
                     -------------------------------------------------------


Gentlemen:

           Reference is made to the Second Restated and Amended Revolving Credit and Security Agreement (as amended from time to time, the "Agreement"), dated as of June 6, 1996 among Allou Health & Beauty Care, Inc. (the "Parent") and Allou Distributors, Inc. ("Distributors") (collectively, including Subsidiaries of the Parent and Distributors who have executed and delivered that certain Subsidiary Tie-In Agreement dated December 10, 1991, as amended from time to time, the "Borrowers"), BankBoston, N.A. (f/k/a The First National Bank of Boston), IBJ Schroder Bank & Trust Company, Sanwa Business Credit Corporation, Lasalle
Business Credit, Inc. and The Bank of Tokyo - Mitsubishi Trust Company (collectively the "Lenders"), and The First National Bank of Boston as Agent for the Lenders (the "Agent"). Capitalized terms used and not otherwise defined herein shall have the same respective meanings herein as set forth in the Agreement.

           You have requested that the Agreement be amended (i) to increase the Maximum Amount set forth in Section 1.49 to $110,000,000.00, and (ii) to reflect the addition of Bank Leumi Trust Company of New York ("BLT") as a Lender.

           Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

1. AMENDMENTS TO AGREEMENT. In compliance with the terms of Section 10.8 of the Agreement:

           1.1 (i) The first sentence of the preamble to the Agreement is hereby amended to read as follows after zip code "10116-3138": ",BANK LEUMI TRUST COMPANY OF NEW YORK ('BLT'), 562 Fifth Avenue, New York, New York, 10036; and BKB as agent for the Lenders (the 'Agent')."

                      (ii) The second sentence of the preamble to the Agreement is hereby amended to read as follows after "LBC": ", BOT and BLT are hereafter referred to collectively as the 'Lenders'."

           1.2 Section 1.20 of the Agreement is hereby amended to read in its entirety as follows:

           "1.20 'Commitment Percentage' shall mean in relation to each Lender the percentage set forth opposite its name below:

                        Lender                         Percentage
                        ------                         ----------

                        BKB                           31.8181820%
                        SBC                           24.5454545%
                        IBJS                          12.7272728%
                        LBC                           18.1818182%
                        BOT                            8.1818181%
                        BLT                            4.5454545%
                                                       ----------

                                                             100%"

11.3 Section 1.49 of the Agreement is hereby amended to read in its entirety as follows:

           "1.49     'Maximum Amount' shall mean $110,000,000.00."

1.4 Section 1.65 of the Agreement is hereby amended to read in its entirety as follows:

           "1.65 'Revolving Credit Commitment' shall mean, in relation to each of the Lenders, the maximum amount of Revolving Loans that such Lender shall be committed to make to the Borrowers upon the terms and subject to the conditions contained in this Agreement, which amount shall be equal to the product of the Maximum Amount times such Lender's Commitment Percentage (i.e. for BKB:
$110,000,000 x 31.8181820% = $35,000,000;  for SBC: $110,000,000 x 24.5454545% =
$27,000,000;  for  IBJS:  $110,000,000  x  12.7272728%  =  $14,000,000;  for LBC
$110,000,000 x 18.1818182% = $ 20,000,000;  for BOT: $110,000,000 x 8.1818181% =
$9,000,000 and for BLT $110,000,000 x 4.5454545% =$5,000,000)."

1.5        The Agreement is hereby amended to include Section 4.5 as follows:

"4.5       Heter Iska. This Agreement is being entered into by BLT in accordance with BLT's heter iska."

1.6 Section 10.1 of the Agreement is hereby amended to read as follows after "Attn: Christopher Young, Vice President": "(vi) if to BLT to it at 562 Fifth Avenue, New York, New York 10036 Attn: Paul Tine, Vice President or such other officers as may be designated by the Agreement or the Lenders. Any notice, unless otherwise specified, may be given orally or in writing."

2. CONDITIONS PRECEDENT TO THIS AMENDMENT. The Agreements of the Lenders set forth in this Amendment are subject to the receipt by (i) the Agent, on behalf of the Lenders, and (ii) BLT, respectively, of the following in form and substance satisfactory to the respective recipient and duly executed and delivered by the Borrowers:

           (a) BLT shall have received a Second Restated and Amended Revolving Credit Note in the form of Exhibit A attached hereto;

           (b) The Agent shall have received multiple counterparts of an Amendment to Guaranty and Subsidiary Tie-In Agreement in the form of Exhibit B attached hereto in sufficient numbers for itself and each of the other Lenders;

           (c) The Agent shall have received certified copies of resolutions of the Borrowers' respective boards of directors, in sufficient numbers for itself and each of the other Lenders, evidencing the due authorization of this Amendment and the entering into of the transactions contemplated hereby;

           (d) The Agent shall have received certificates as of the date hereof signed by the Secretary of each of the Borrowers regarding the incumbency and true signature of the officers authorized to sign this Amendment in sufficient numbers for itself and each of the other Lenders; and

           (e) The Agent shall have received multiple counterparts of a favorable legal opinion addressed to the Agent and each of the Lenders from Parker Chapin, Flattau and Klimpl, LLP, counsel to the Borrowers, in sufficient quantities for itself and each of the other Lenders.

3.         GENERAL.

           3.1 The Agreement is hereby ratified and confirmed and shall continue in full force and effect as amended hereby.

           3.2 The Borrowers hereby represent and warrant that there is no default or Event of Default outstanding or continuing under the Agreement or any instrument or document executed in connection with the Agreement, or any event or condition which with the giving of notice or the passage of time, or both, would result in a default or an

Event of Default under the Agreement or any instrument or document executed in connection with the Agreement.

           3.3 This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

           3.4 Allou Personal Care Corporation, M. Sobol, Inc., Superbuy of New York, In., Rona Beauty Supplies, Inc., Hempstead Health & Beauty Aids, Inc., Pastel Cosmetic and Beauty Aids, Inc., HBA National Sales Corp., HBA Distributors, Inc., Russ Kalvin Personal Care Corporation, Stanford Personal Care Manufacturing, Inc., and Cosmetic Plus Two, Inc. are each executing and delivering this Amendment as a Borrower pursuant to the terms of the Subsidiary Tie-In Agreement, as amended through the date hereof.

           If the foregoing sets forth your understanding of the matters addressed herein, please evidence your agreement by countersigning this Amendment in the space set forth below, whereupon this Amendment shall take effect as an agreement under seal as of the day first written above.

                                           THE FIRST NATIONAL BANK OF BOSTON


                                           By:/s/
                                              --------------------------------
                                                Title: Vice President

                                           IBJ SCHRODER BANK & TRUST COMPANY


                                           By:/s/
                                              --------------------------------
                                                Title: Vice President


                                           SANWA BUSINESS CREDIT CORPORATION


                                           By:/s/
                                              --------------------------------
                                                Title: Vice President

                                           LASALLE BUSINESS CREDIT, INC.


                                           By:/s/
                                              --------------------------------
                                                Title: First Vice President

                                           THE BANK OF TOKYO - MITSUBISHI TRUST
                                           COMPANY


                                           By:/s/ Amanda S. Ryan
                                              --------------------------------
                                                Title: Vice President

                                           BANK LEUMI TRUST COMPANY OF NEW
                                           YORK


                                           By:/s/
                                              --------------------------------
                                                Title: First Vice President,
                                                       Vice President


                       (Signatures continued on next page)

ALLOU HEALTH & BEAUTY CARE, INC.
ALLOU DISTRIBUTORS, INC.
ALLOU PERSONAL CARE CORPORATION
M. SOBOL, INC.
SUPERBUY OF NEW YORK, INC.
RONA BEAUTY SUPPLIES, INC.
HEMPSTEAD HEALTH & BEAUTY AIDS, INC.
PASTEL COSMETIC AND BEAUTY AIDS, INC.
HBA NATIONAL SALES CORP.
HBA DISTRIBUTORS, INC.
RUSS KALVIN PERSONAL CARE CORP.
STANFORD PERSONAL CARE MANUFACTURING, INC.
COSMETIC PLUS TWO, INC.

By:/s/David Shamilzadeh
   -----------------------------
   Title: Senior Vice President, CFO



                              CONSENT OF GUARANTORS

           Each of Victor Jacobs, Herman Jacobs and Jacob Jacobs (collectively, the "Guarantors") has guaranteed certain of the Obligations under the Agreement by executing separate Limited Guaranties dated as of December 10, 1991 (collectively, as amended, the "Guaranties"). By executing this letter, each of the Guarantors hereby absolutely and unconditionally reaffirms the Guaranty to which he is a party, and acknowledges and agrees to the terms and conditions of this Amendment and the Agreement as so amended.

                                                    /s/ Victor Jacobs
                                              --------------------------------
                                                    Victor Jacobs

                                                    /s/ Jacob Jacobs
                                              --------------------------------
                                                    Jacob Jacobs

                                                    /s/ Herman Jacobs
                                              --------------------------------
                                                    Herman Jacobs

                                    EXHIBIT A
                                    ---------


                Second Restated and Amended Revolving Credit Note
                -------------------------------------------------


$5,000,000.00                                             Boston,  Massachusetts
                                                          May 21, 1997


           FOR VALUE RECEIVED, the undersigned hereby absolutely and unconditionally, jointly and severally, promise to pay to Bank Leumi Trust Company of New York, a national bank with its head office at 562 Fifth Avenue, NewYork, New York 10036 (the "Lender"), or order, on the Maturity Date, the principal amount of Five Million and 00/100 Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans and other advances made by the Lender to the Borrowers pursuant to the Agreement (as hereinafter defined) and noted on the records of the Agent in accordance with the terms of the Agreement, together with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount hereof until paid in full at the times and rates set forth in the Agreement referred to below.

           All payments under this Note shall be made at the head office of the Agent at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Agent may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds. The Borrowers may prepay this Note in whole or in part at any time subject to the terms and conditions set forth in the Agreement. Amounts so paid and other amounts may be borrowed and reborrowed by the Borrowers hereunder from time to time as provided in the Agreement.

           This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of a certain Second Restated and Amended Revolving Credit and Security Agreement, dated June 6, 1996 (as amended from time to time), among the undersigned, the Lender, BankBoston, N.A. (f/k/a The First National Bank of Boston), IBJ Schroder Bank and Trust Company, Sanwa Business Credit Corporation, LaSalle Business Credit, Inc., Bank of Tokyo - Mitsubishi Trust Company, and BankBoston, N.A. as Agent (herein, as the same may from time to time have been or may be amended, restated or extended, referred to as the "Agreement"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional joint and several obligation of each of the undersigned makers of this Note to pay the principal of and interest on this Note as herein provided. All capitalized terms used herein shall have the meanings set forth herein or in the Agreement.

           Upon an Event of Default, the aggregate unpaid balance of principal plus accrued interest may become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

           Except as may otherwise be provided in the Agreement, each of the undersigned makers of this Note, hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

           WITNESS the execution of this Note under seal on the date written above.

                                       ALLOU DISTRIBUTORS, INC.


                                       By:
                                              --------------------------------
                                              Title:

                                       ALLOU HEALTH & BEAUTY CARE, INC.


                                       By:
                                              --------------------------------
                                              Title:

                                    EXHIBIT B
                                    ---------

              AMENDMENT TO GUARANTY AND SUBSIDIARY TIE-IN AGREEMENT
              -----------------------------------------------------


           THIS AMENDMENT TO GUARANTY AND SUBSIDIARY TIE-IN AGREEMENT, made as of May 21 1997, among the undersigned Borrowers and Guarantors, is for the benefit of the Lenders and Agent. All capitalized terms used herein which are not otherwise defined herein shall have the same meanings herein as ascribed to them in the Second Restated and Amended Revolving Credit and Security Agreement, dated as of June 6, 1996, as amended from time to time, among the undersigned Borrowers, the Agent and the Lenders (the "Loan Agreement").

                                   WITNESSETH:

           WHEREAS, the Borrowers, the Agent and the Lenders have previously executed and delivered that certain Revolving Credit and Security Agreement, dated December 10, 1991, as amended and restated by the Restated and Amended Revolving Credit and Security Agreement, dated as May 9, 1994, as further amended as of August 24, 1994, March 23, 1995, August 7, 1995, October 2, 1995, February 27, 1996 and March 12, 1996 (as so amended, the "Prior Loan Agreement");

           WHEREAS, as contemplated by the terms of the Prior Loan Agreement and the Loan Agreement, the Borrowers executed and delivered with the Lenders that certain Subsidiary Tie-In Agreement, dated as of December 10, 1991, as amended from time to time (as amended, the "Subsidiary Tie-In Agreement");

           WHEREAS, also as contemplated by the terms of the Prior Loan Agreement and the Loan Agreement, the Guarantors executed and delivered those certain Limited Guaranties, dated as of December 10, 1991, as amended from time to time (as amended, individually, a "Guaranty" and collectively, the "Guaranties"); and

           WHEREAS, the Fifth Amendment to the Loan Agreement is a continuation of the Loan Agreement and further amends the Loan Agreement to increase the Maximum Amount to $110,000,000.00 and to reflect the addition of Bank Leumi Trust Company of New York as one of the Lenders.

           NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrowers and the Guarantors hereby agree as follows:

           1. From and after the date hereof, each of the Guaranties are hereby amended as follows:

                      (i) The first sentence of the preamble to the Guaranty is hereby further amended to insert the following after the zip code "10116-3138,": "; Bank

           Leumi Trust Company of New York ("BLT"), 562 Fifth Avenue, New York, New York, 10036."; and

                      (ii) Section 12 of the Guaranty is hereby further amended to insert the following immediately after the zip-code "10116-3138, Attention Mr. Christopher Young, Assistant Vice President": ";
           Attention: Mr. Paul Tine, Vice President, if to BLT, 562 Fifth Avenue, New York, New York 10036.";

                      (iii) The Guaranty is hereby amended to include Section 15 as follows:

                      HETER ISKA. This Guaranty is being provided to BLT in accordance with BLT's heter iska.

           2. From and after the date hereof, the Subsidiary Tie-In Agreement is hereby further amended as follows:

                     The first sentence of the preamble to the Subsidiary Tie-In Agreement is hereby further amended to insert the following after the zip code "10116-3138": "; Bank Leumi Trust Company of New York
           ('BLT'), with an address at 562 Fifth Avenue, New York, New York, 10036. (BKB, IBJS, SBC, LBC, BOT and BLT are hereafter referred to collectively as the 'Lenders')".

           IN  WITNESS   WHEREOF,   the  parties   hereto  have   executed  this
Acknowledgment and Agreement under seal on the day and year first above written.

                                        THE BORROWERS:
                                        --------------
                                        ALLOU HEALTH & BEAUTY CARE, INC.
                                        ALLOU DISTRIBUTORS, INC.
                                        ALLOU PERSONAL CARE CORPORATION
                                        M. SOBOL, INC.
                                        SUPERBUY OF NEW YORK, INC.
                                        RONA BEAUTY SUPPLIES, INC.
                                        HEMPSTEAD HEALTH & BEAUTY AIDS, INC.
                                        PASTEL COSMETIC AND BEAUTY AIDS, INC.
                                        HBA NATIONAL SALES CORP.
                                        HBA DISTRIBUTORS, INC.
                                        RUSS KALVIN PERSONAL
                                        CARE CORP.
                                        STANFORD PERSONAL CARE
                                        MANUFACTURING, INC.
                                        COSMETIC PLUS TWO, INC.
                                       By: ___________________________________
                                           In his capacity as ________________
                                           of each of the above-named entities

                       (Signatures continued on next page)

                                                    GUARANTORS:
                                                    -----------

                                                    ____________________________
                                                    Victor Jacobs


                                                    ____________________________
                                                    Herman Jacobs


                                                    ____________________________
                                                    Jacob Jacobs


ACKNOWLEDGED AS OF THE DATE
FIRST SET FORTH ABOVE


THE FIRST NATIONAL BANK OF BOSTON


By: ____________________________
    Title:


IBJ SCHRODER BANK & TRUST COMPANY


By: ____________________________
    Title:


SANWA BUSINESS CREDIT CORPORATION


By: ____________________________
    Title:


LASALLE BUSINESS CREDIT, INC.


By: ____________________________
    Title:

THE BANK OF TOKYO - MITSUBISHI TRUST COMPANY


By: ____________________________
    Title:

BANK LEUMI TRUST COMPANY OF NEW YORK


By: ____________________________
    Title: